Exhibit 99.4

Execution Version

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of August 13, 2014 and entered into by and among UNITEK GLOBAL SERVICES INC., a Delaware corporation (the “Borrower”), the Lenders party hereto, constituting Required Lenders, and CERBERUS BUSINESS FINANCE, LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”, as successor in interest to FBR Capital Markets LT, Inc. (“FBR”)), and the Credit Support Parties (as defined in Section 5 hereof), and is made with reference to that certain Credit Agreement dated as of April 15, 2011, as amended by that First Amendment dated as of September 14, 2012, the Second Amendment and Limited Waiver, dated as of July 25, 2013, the Third Amendment to Credit Agreement dated as of November 5, 2013, the Fourth Amendment to Credit Agreement, dated as of July 28, 2014 and the Forbearance Agreement (the “Forbearance Agreement”), dated as of August 8, 2014 (as so amended and modified and as otherwise amended, supplemented or modified prior to the date hereof the “Credit Agreement”), by and among the Borrower, the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”) and FBR, in its capacities as documentation agent, syndication agent and administrative agent.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, the Administrative Agent, the Lenders, the ABL Agent and the ABL Lenders are involved in ongoing discussions with the Borrower regarding a potential restructuring of its capital structure and debt obligations;

WHEREAS, in connection therewith, the ABL Agent and the ABL Lenders have agreed to enter into that certain Second Amendment to Revolving Credit and Security Agreement (the “ABL Second Amendment”), by and among the Loan Parties, the ABL Agent, the ABL Lenders and certain other lenders party thereto, to provide, among other things, additional liquidity to the Borrower and the other Loan Parties on the terms and conditions set forth therein; and

WHEREAS, in connection with the ABL Second Amendment, the Loan Parties have requested, and the Lenders party hereto constituting Required Lenders have each agreed, to amend the Credit Agreement to permit these amendments and the incurrence of this additional indebtedness under the ABL Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.                                          AMENDMENTS TO THE CREDIT AGREEMENT

1.1                               Amendments to Article 1: Definitions.

A.                                    Section 1.1 Defined Terms of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

“Fifth Amendment” means that certain Fifth Amendment to Credit Agreement dated as of August 13, 2014, by and among the Borrower, the Credit Support Parties as defined therein, the Lenders party thereto and Cerberus Business Finance, LLC, in its capacity as the Administrative Agent (as successor in interest to FBR Capital Markets LT, Inc. in its capacity as the prior administrative agent under this Agreement).

“Fifth Amendment Effective Date” has the meaning given to such term in Section 2 of the Fifth Amendment.

1.2                               Amendments to Article 6:  Negative Covenants.

A.                                    Section 6.2 Indebtedness of the Credit Agreement is hereby amended by amending and restating clause 6.2(f) therein in its entirety as follows:

“(f)                             (i) Indebtedness of the Borrower and the Subsidiary Guarantors incurred pursuant to the ABL Credit Agreement in an aggregate principal amount not to exceed $75,000,000, provided that, the Borrower and the Subsidiary Guarantors may incur additional Indebtedness pursuant to the ABL Credit Agreement in excess of such limitation not to exceed an additional aggregate principal amount (excluding any interest that is paid in kind and capitalized thereon) of not more than $25,000,000 pursuant to “Borrower Revolver Increases” and/or the “Last Out Loans” (in each case, as defined and provided for in the ABL Credit Agreement as in effect on the Fifth Amendment Effective Date) and only with respect to any Borrower Revolver Increase (but not in respect of any Last Out Loan) no later than five (5) Business Days (or such shorter period of time as agreed to by the Administrative Agent) prior to the incurrence of any such additional Indebtedness under the ABL Credit Agreement, the Borrower shall have delivered to the Administrative Agent a pro forma balance sheet and pro forma financial statements and a Compliance Certificate demonstrating that the Borrower would be in compliance with the financial covenants set forth in Section 6.1 on a pro forma basis after giving effect to such Indebtedness (assuming the full amount of any such Borrower Revolving Increase was drawn) as if such Indebtedness had been incurred on the first day of the most recent period of four consecutive fiscal quarters in respect of which the financial covenants have been tested in accordance with Section 7.1; and any Permitted Refinancing Indebtedness in respect thereof (including Permitted Refinancing Indebtedness in respect of Borrower Revolving Increases which are permitted by this paragraph (f) as if such Borrower Revolving Increases had been implemented) and (ii) if applicable, Guarantee Obligations of any Subsidiary Guarantor under the ABL Credit Agreement in respect of such Indebtedness;”

B.                                    Section 6.17 Amendments to ABL Documents of the Credit Agreement is hereby amended by amending and restating clause 6.17(ii) therein in its entirety as follows:

“(ii) to provide for any incurrence of additional or increased ABL Indebtedness after the Closing Date in an aggregate principal amount exceeding $75,000,000, except for any such incurrence and increase of the ABL Indebtedness pursuant to “Borrower Revolving Increases” and/or the “Last Out Loans” (in each case, as defined and provided for in the ABL Credit Agreement as in effect on the Fifth Amendment Effective Date) permitted under the provisions of Section 6.2(f) hereof and which does not otherwise violate the provisions of this Section 6.17 or the Intercreditor Agreement,”

Section 2.                                          CONDITIONS TO EFFECTIVENESS FOR AMENDMENT

A.                                    Conditions to Effectiveness.  Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Fifth Amendment Effective Date”):

(i)                                     Each Loan Party, the Lenders (constituting Required Lenders) and the Administrative Agent shall have duly executed and delivered this Amendment.

(ii)                                  A copy of the duly executed ABL Second Amendment shall have been delivered to the Administrative Agent and the Lenders with the only remaining condition to effectiveness thereunder being the delivery and effectiveness of this Amendment.

Section 3.                                          REPRESENTATIONS AND WARRANTIES

In order to amend the Credit Agreement in the manner provided herein, each Loan Party represents and warrants to the Lenders that the following statements are true, correct and complete:

A.                                    Corporate Power and Authority.  Such Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”).

B.                                    Authorization of Agreements.  The execution and delivery of this Amendment and the performance of this Amendment and the Amended Credit Agreement have been duly authorized by all necessary corporate action on the part of such Loan Party.

C.                                    No Conflict.  The execution and delivery by such Loan Party of this Amendment and the performance by such Loan Party of this Amendment and of the Amended Credit Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to such Loan Party, its organizational documents or any order, judgment or decree of any court or other agency of government binding on such Loan Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any

ABL Documents or any other material contract of such Loan Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of such Loan Party (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under the ABL Documents or any other material contract of such Loan Party, except as have been obtained.

D.                                    Governmental Consents.  The execution and delivery by such Loan Party of this Amendment and the performance by such Loan Party of the Amendment and the Amended Credit Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except as have been obtained.

E.                                    Binding Obligation.  This Amendment has been duly executed and delivered by such Loan Party and this Amendment and the Amended Credit Agreement are the legally valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

F.                                     Incorporation of Representations and Warranties from Credit Agreement.  The representations and warranties contained in Section 3 of the Credit Agreement (other than in Section 3.2 thereof) are and will be true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except with respect to the occurrence of Specified Defaults, and except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G.                                   Absence of Default.  After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default (other than the Specified Defaults as defined in the Forbearance Agreement).

Section 4.                                          MISCELLANEOUS

A.                                    Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)                                     On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

(ii)                                  Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)                               The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B.                                    Fees and Expenses.  Borrower acknowledges that all costs, fees and expenses as described in subsection 9.5 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

C.                                    Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D.                                    Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.  In addition to and without limitation of any of the foregoing, this Amendment shall be deemed to be a Loan Document and shall otherwise be subject to all of the terms and conditions contained in Section 9.12 of the Credit Agreement, mutatis mutandi.

E.                                    Counterparts; Effectiveness.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

Section 5.                                          ACKNOWLEDGEMENT AND CONSENT

Each Subsidiary Guarantor and each Subsidiary of the Borrower that is a party to a Loan Document and listed on the signatures pages hereof (each, a “Credit Support Party” and collectively, the “Credit Support Parties”) has read this Amendment and consents to the terms hereof and hereby acknowledges and agrees that the Guarantee and Collateral Agreement and any other Security Document (each, a “Credit Support Document”) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and by equitable principles relating to enforceability, and shall not be impaired or limited by the execution or effectiveness of this Amendment.  Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the waivers and amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:

UNITEK GLOBAL SERVICES, INC.

	By:	/s/	Andrew J. Herning
	Name:		Andrew J. Herning
	Title:		Chief Financial Officer

[Signature Page to Fifth Amendment to Credit Agreement]

CREDIT SUPPORT PARTIES:
UNITEK ACQUISITION, INC.

	By:	/s/	Andrew J. Herning
	Name:		Andrew J. Herning
	Title:		Chief Financial Officer

PINNACLE WIRELESS USA, INC.

	By:	/s/	Andrew J. Herning
	Name:		Andrew J. Herning
	Title:		Treasurer

UNITEK USA, LLC

	By:	/s/	Andrew J. Herning
	Name:		Andrew J. Herning
	Title:		Treasurer

ADVANCED COMMUNICATIONS USA, INC.

	By:	/s/	Andrew J. Herning
	Name:		Andrew J. Herning
	Title:		Treasurer

DIRECTSAT USA, LLC

	By:	/s/	Andrew J. Herning
	Name:		Andrew J. Herning
	Title:		Treasurer

FTS USA, LLC

	By:	/s/	Andrew J. Herning
	Name:		Andrew J. Herning
	Title:		Treasurer

[Signature Page to Fifth Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:	CERBERUS BUSINESS FINANCE, LLC

	By:	/s/	Dan Wolf
	Name:		Dan Wolf
	Title:		President

[Signature Page to Fifth Amendment to Credit Agreement]

LENDER:
CERBERUS OFFSHORE LEVERED II LP
By: COL II GP Inc.
Its: General Partner

	By:	/s/ Dan Wolf
Name: Dan Wolf
Title: Vice President

CERBERUS ASRS FUNDING LLC

	By:	/s/ Dan Wolf
Name: Dan Wolf
Title: Vice President

CERBERUS ONSHORE II CLO LLC

	By:	/s/ Dan Wolf
Name: Dan Wolf
Title: Vice President

CERBERUS AUS LEVERED II LP
By: CAL II GP LLC
Its: General Partner

	By:	/s/ Dan Wolf
Name: Dan Wolf
Title: Vice President

CERBERUS ONSHORE LEVERED II LLC

	By:	/s/ Dan Wolf
Name: Dan Wolf
Title: Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

LENDERS:	LITTLEJOHN OPPORTUNITIES MASTER FUND LP

	By:	/s/ Richard Maybaum
Name: Richard Maybaum
Title: Managing Director

[Signature Page to Fifth Amendment to Credit Agreement]

LENDERS:

CETUS CAPITAL II, LLC

By:	/s/ Richard Maybaum
Name: Richard Maybaum
Title: Managing Director

[Signature Page to Fifth Amendment to Credit Agreement]

LENDERS:	SG DISTRESSED FUND, LP

	By:	/s/ Richard Maybaum
Name: Richard Maybaum
Title: Managing Director

[Signature Page to Fifth Amendment to Credit Agreement]

LENDERS:	MAIN STREET CAPITAL CORPORATION

	By:	/s/ Nick Meserve
Name: Nick Meserve
Title: Managing Director

[Signature Page to Fifth Amendment to Credit Agreement]

LENDERS:	MARBLEGATE SPECIAL OPPORTUNITIES MASTER FUND, L.P.

	By:	/s/ Paul Arrouet
Name: Paul Arrouet
Title: Managing Partner

[Signature Page to Fifth Amendment to Credit Agreement]

LENDERS:	NEW MOUNTAIN FINANCE HOLDINGS, L.L.C.

	By:	/s/ Robert Hamwee
Name: Robert Hamwee
Title: CEO

NEW MOUNTAIN FINANCE CORPORATION

	By:	/s/ Robert Hamwee
Name: Robert Hamwee
Title: CEO

[Signature Page to Fifth Amendment to Credit Agreement]

LENDERS:	PennantPark Floating Rate Funding I, LLC, as Lender

By: PennantPark Floating Rate Capital Ltd., as Designated Manager

	By:	/s/ Arthur Penn
Name: Arthur Penn
Title: CEO

[Signature Page to Fifth Amendment to Credit Agreement]